UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 6, 2025

HERTZ GLOBAL HOLDINGS, INC.

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37665	61-1770902
Delaware	001-07541	13-1938568
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8501 Williams Road

Estero, Florida 33928

239 301-7000

(Address, including Zip Code, and
telephone number, including area code,
of registrant's principal executive offices)

Not Applicable

Not Applicable

(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Hertz Global Holdings, Inc.	Common Stock par value $0.01 per share	HTZ	The Nasdaq Stock Market LLC

Hertz Global Holdings, Inc.	Warrants to purchase common stock	HTZWW	The Nasdaq Stock Market LLC

The Hertz Corporation	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

On May 6, 2025, The Hertz Corporation (“THC”) entered into Amendment No. 10 to Credit Agreement (“Amendment No. 10”), by and among THC, the subsidiary borrowers party thereto as borrowers from time to time (the “Subsidiary Borrowers”), Rental Car Intermediate Holdings, LLC, the other guarantors party thereto, the lenders and issuing lenders party thereto and Barclays Bank PLC, as administrative agent (the “Administrative Agent”), which amends that certain Credit Agreement, dated as of June 30, 2021, by and among THC, the Subsidiary Borrowers, the several lenders and issuing lenders from time to time party thereto, and the Administrative Agent (as amended, restated, amended and restated, restructured, supplemented, waived and/or otherwise modified from time to time prior to the date hereof, the “First Lien Credit Facility” and, as amended by Amendment No. 10, the “Amended First Lien Credit Facility”).

Amendment No. 10 provides for the extension of the maturity date of approximately $1.665 billion of commitments under THC’s existing $2 billion revolving credit facility from June 30, 2026 to March 31, 2028, subject to a springing maturity date described therein (the “Extended Revolving Maturity Date”) and makes certain other amendments to the First Lien Credit Facility. In consideration of the extension, THC has agreed to additional limitations for the benefit of the extending revolving lenders, the failure to comply with certain such additional limitations would result in the immediate maturity of the extended revolving commitments.  THC will have access to up to $2 billion under its revolving credit facility until June 30, 2026, and thereafter the aggregate amount of commitments under its revolving credit facility is $1.665 billion until the Extended Revolving Maturity Date, after giving effect to the terms of Amendment No. 10.

The foregoing description of Amendment No. 10 is qualified in its entirety by reference to Amendment No. 10, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to Second Amended and Restated Series 2021-A Supplement

On May 8, 2025, Hertz Vehicle Financing III LLC (“HVF III”), a wholly-owned, special-purpose and bankruptcy remote subsidiary of THC, and THC entered into Amendment No. 3 to Second Amended and Restated Series 2021-A Supplement (“Amendment No. 3 to Second A&R Series 2021-A Supplement”) by and among HVF III, as issuer, THC, as administrator, Deutsche Bank AG, New York Branch, as program agent, and The Bank of New York Mellon Trust Company, N.A., as trustee.  Amendment No. 3 to Second A&R Series 2021-A Supplement amends the Second Amended and Restated Series 2021-A Supplement, dated June 28, 2023.

Amendment No. 3 to Second A&R Series 2021-A Supplement was entered into primarily to extend, in the ordinary course, the commitment termination date for the Series 2021-A Variable Funding Rental Car Asset Backed Notes, Class A, issued thereunder by one year to May 7, 2027, among certain other amendments.  The Class A Maximum Principal Amount until April 10, 2026 is $3.640 billion, and thereafter the Class A Maximum Principal Amount is $2.860 billion until May 7, 2027, after giving effect to the terms of Amendment No. 3 to Second A&R Series 2021-A Supplement.

The foregoing description of Amendment No. 3 to Second A&R Series 2021-A Supplement is qualified in its entirety by reference to Amendment No. 3 to Second A&R Series 2021-A Supplement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

European ABS Amendments

On May 9, 2025, affiliates of THC entered into amendments to the securitization platform for financing activities relating to such affiliates' vehicle fleets in Belgium, France, Germany, Italy, the Netherlands, and Spain (the “European ABS”) to (i) extend the maturity date of the European ABS facility with respect to €1.160 billion of Class A notes to April 30, 2027, and (ii) make certain other amendments for the issuance of Class B notes under the European ABS facility (the “Amendments”). The aggregate amount of Class A notes commitments under the European ABS remaining until March 31, 2026 is €1.289 billion.

Pursuant to the European ABS, International Fleet Financing No. 2 B.V. (“IFF No. 2”), an indirect, special purpose subsidiary of THC, is party to an issuer facility agreement originally dated September 25, 2018 between, among others, IFF No. 2, Hertz Europe Limited (as Administrator), BNPP Paribas Trust Corporation UK Limited (as Security Trustee), and Credit Agricole Corporate and Investment Bank (as Administrative Agent) (the “Issuer Facility Agreement”), which includes defined terms as set forth in a Master Definitions and Constructions Agreement (the “MDCA”). IFF No. 2’s proceeds from the Issuer Facility Agreement are made available on a revolving basis to certain special purpose fleet subsidiaries of THC (the “Fleet Companies”) for their purchases of rental vehicles, and those vehicle fleets serve as the underlying collateral for the Issuer Facility Agreement. Certain of THC’s international operating subsidiaries lease the vehicles from the Fleet Companies for rental to customers. In connection with the Amendments, each of the Issuer Facility Agreement and the MDCA were amended effective as of May 9, 2025.

The foregoing descriptions of the amendments to the Issuer Facility Agreement and the MDCA are qualified in their entirety by reference to Exhibits 10.3 and 10.4, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

10.1	Amendment No. 10, dated as of May 6, 2025, to Credit Agreement, dated as of June 30, 2021, by and among The Hertz Corporation, the subsidiary borrowers party thereto as borrowers from time to time, Rental Car Intermediate Holdings, LLC, the other guarantors party thereto, the lenders and issuing lenders party thereto and Barclays Bank PLC, as administrative agent.
10.2	Amendment No. 3, dated as of May 8, 2025, to Second Amended and Restated Series 2021-A Supplement, dated as of June 28, 2023, by and among Hertz Vehicle Financing III LLC, as issuer, The Hertz Corporation, as administrator, Deutsche Bank AG, New York Branch, as program agent, and The Bank of New York Mellon Trust Company, N.A., as trustee.
10.3	Amended and Restated Issuer Facility Agreement as amended and restated on May 9, 2025, by and among International Fleet Financing No. 2 B.V., Hertz Europe Limited, Credit Agricole Corporate and Investment Bank, certain committed note purchasers, conduit investors and funding agents named therein, and BNP Paribas Trust Corporation U.K. Limited.
10.4	Amended and Restated Master Definitions and Constructions Agreement as amended and restated on May 9, 2025, by and among International Fleet Financing No. 2 B.V., Hertz Automobielen Nederland B.V., Stuurgroep Fleet (Netherlands) B.V., Hertz France S.A.S., RAC Finance S.A.S., Hertz De Espana SLU, Hertz Autovermietung GMBH, Hertz Fleet Limited, Eurotitrisation S.A., BNP Paribas, BNP Paribas, Italian Branch, BNP Paribas S.A., Hertz Italiana S.R.L., IFM SPV S.R.L., Hertz Fleet Italiana S.R.L., Credit Agricole Corporate and Investment Bank, Hertz Europe Limited, The Hertz Corporation, BNP Paribas, Luxembourg Branch, TMF SFS Management BV, TMF France Management SARL, TMF France SAS, KPMG Advisory SAS, BNP Paribas Trust Corporation UK Limited, BNP Paribas S.A., Dublin Branch, BNP Paribas S.A., Netherlands Branch, Banca Nazionale Del Lavoro S.P.A., Sanne Trustee Services Limited, certain committed note purchasers, conduit investors and funding agents named therein, Hertz Holdings Netherlands 2 B.V. and Hertz International Limited.
104.1	Cover page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(each, a Registrant)

By:	/s/ Scott M. Haralson
Name:	Scott M. Haralson
Title:	Executive Vice President and Chief Financial Officer

Date: May 9, 2025